UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Duff & Phelps Utility and Corporate Bond Trust Inc.

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SEC 1913 (01-07)

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

200 S. Wacker Drive, Suite 500

Chicago, Illinois 60606

(800) 338-8214

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

MAY 6, 2009

The annual meeting of shareholders of Duff & Phelps Utility and Corporate Bond Trust Inc. will be held at 200 S. Wacker Drive, Chicago, Illinois, in the “Orange and Blue” Room, on Wednesday, May 6, 2009 at 4:00 p.m., Central Daylight Time, to:

1.	Elect Francis E. Jeffries, Eileen A. Moran and David J. Vitale as directors by the holders of the Fund’s common stock and preferred stock voting together as a single class and Nancy Lampton as director by the holders of the Fund’s preferred stock voting as a separate class.

2.	Consider and vote on amendments to the Fund’s fundamental investment restrictions:

a.	to allow the Fund to borrow money to the full extent permitted by the Investment Company Act of 1940 and related SEC rules, interpretations and modifications; and

b.	to allow the Fund to issue senior securities to the full extent permitted by the Investment Company Act of 1940 and related SEC rules, interpretations and modifications.

3.	Transact such other business as may properly come before the meeting, or any adjournment or postponement thereof.

Shareholders of record at the close of business on April 3, 2009 are entitled to vote at the meeting.

For the Board of Directors,

T. BROOKS BEITTEL, Secretary

April 10, 2009

SHAREHOLDERS, WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOUR VOTE IS VITAL. THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF FEWER THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, THE FUND WOULD ADJOURN THE MEETING AND CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO OBTAIN A QUORUM. TO AVOID THE EXPENSE OF AND THE POSSIBLE DELAY CREATED BY SUCH A SOLICITATION, PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

PROXY STATEMENT

The board of directors of Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) is soliciting proxies from the shareholders for use at the annual meeting of shareholders to be held on May 6, 2009 and at any adjournment or postponement of that meeting. A proxy may be revoked at any time before it is voted, either by voting in person at the meeting or by written notice to the Fund or delivery of a later-dated proxy.

Shareholders of the Fund of record at the close of business on April 3, 2009 are entitled to notice of and to participate in the meeting. The Fund had 27,119,229 shares of common stock and 3,800 shares of preferred stock outstanding on the record date. Each share of common or preferred stock outstanding on the record date entitles the holder thereof to one vote (with no cumulative voting permitted).

This proxy statement is first being mailed on or about April 10, 2009. The Fund will bear the cost of the annual meeting and this proxy solicitation.

The annual report to shareholders of the Fund, which includes financial statements of the Fund as of December 31, 2008, has previously been mailed to shareholders. The Fund will furnish, without charge, a copy of such report to shareholders who request it by contacting Princeton Administrators, LLC, the administrator of the Fund, by phone at (800) 543-6217 or by mail at P.O. Box 9095, Princeton, NJ 08543-9095.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on Wednesday, May 6, 2009: The proxy statement for the 2009 annual meeting, the forms of proxy cards and the Fund’s annual report for the year ended December 31, 2008 are available at http://www.DUCfund.com/proxy. You can obtain directions to the annual meeting by contacting the Fund’s administrator at (800) 543-6217 (toll-free) or at andrea.melia@blackrock.com.

1. ELECTION OF DIRECTORS

The board of directors of the Fund is responsible for the overall management and operations of the Fund. Directors are divided into three classes and are elected to serve staggered three-year terms.

The persons named in the enclosed proxies intend to vote in favor of the election of the persons named below (unless otherwise instructed). Each of the nominees has consented to serve as a director, if elected. In case any of the nominees should become unavailable for election for any unforeseen reason, the persons designated in the proxies will have the right to vote for a substitute.

The board of directors of the Fund, including all of the independent directors, unanimously recommends a vote “FOR” the election of the nominees for director named below.

At the meeting, Nancy Lampton, Eileen A. Moran and David J. Vitale are to be considered for election to serve as Class I directors of the Fund until the annual meeting of shareholders in 2012 or until their respective successors are elected and qualified, and Francis E. Jeffries is to be considered for election to serve as a Class II director of the Fund until the annual meeting of shareholders in 2010 or until his successor is elected and qualified.

With respect to the election of Mr. Jeffries, Ms. Moran and Mr. Vitale, a plurality of votes cast at the meeting by the holders of common stock and preferred stock, voting together as a single class, is required for election. With respect to the election of Ms. Lampton, a plurality of votes cast at the meeting by the holders of preferred stock, voting as a separate class, is required for election. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, but will not affect the determination of whether a director candidate has received a plurality of votes cast.

Assuming each of the nominees is elected at the meeting, the terms of each class of the board of directors will expire at the annual meetings of shareholders in the years indicated in the table below:

Class I Directors	Class II Directors	Class III Directors
Nancy Lampton – 2012	Francis E. Jeffries – 2010	Geraldine M. McNamara – 2011
Eileen A. Moran – 2012	Philip R. McLoughlin – 2010	Christian H. Poindexter – 2011
David J. Vitale – 2012	Nathan I. Partain – 2010	Carl F. Pollard – 2011

Biographical Information

Set forth below are the names and certain biographical information about the directors and officers of the Fund. All of the directors are elected by the holders of the Fund’s common stock and preferred stock, voting as a single class, except for Mr. Pollard and Ms. Lampton, who are elected (or nominated to be elected) by the holders of the Fund’s preferred stock, voting as a separate class. Except for Mr. Partain, all of the directors are classified as independent directors because none of them are “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “Investment Company Act”). Mr. Partain is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of the Fund and President, Chief Investment Officer and an employee of Duff & Phelps Investment Management Co. (the “Adviser”). The term “Fund Complex” refers to the Fund and all other investment companies advised by affiliates of the Adviser’s parent company, Virtus Investment Partners, Inc. (“Virtus”).

Name, Address and Age	Positions Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director
Nominees—Independent Directors

Francis E. Jeffries(1)(6) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 78	Director and Chairman of the Board	Nominee for a term expiring in 2010; Director since November 1992	Chairman of the Board of the Fund since November 1992; Chairman of the Board of DTF Tax-Free Income Inc. (“DTF”) since September 1991 (President of the Fund and DTF, January 2000-February 2004); Chairman of the Board of DNP Select Income Fund Inc. (“DNP”) since May 2005 (Vice Chairman, April 2004-May 2005); Chairman	3

Name, Address and Age	Positions Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director
			of the Board of Phoenix Investment Partners, Ltd. (“PXP”) November 1995-May 1997; Chairman and Chief Executive Officer, Duff & Phelps Corporation, June 1993-November 1995 (President and Chief Executive Officer, January 1992-June 1993); Chairman of the Board of Duff & Phelps Investment Management Co. 1988-1993

Nancy Lampton(3)(5) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 66	Director and Vice Chairman of the Board	Nominee for a term expiring in 2012; Director since May 2005	Chairman and Chief Executive Officer, Hardscuffle Inc. (insurance holding company) since January 2000; Chairman and Chief Executive Officer, American Life and Accident Insurance Company of Kentucky since 1971	3	Director, Constellation Energy Group, Inc. (public utility holding company); Advisory Board Member, Thorium Power, Inc. (designer of non-proliferative fuel for nuclear energy needs)

Eileen A. Moran(1)(2)(6) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 54	Director	Nominee for a term expiring in 2012; Director since August 1996	Senior Vice President for Strategic Services, PSEG Services Corporation since January 2008; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) since 1990	3

Name, Address and Age	Positions Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director
David J. Vitale(1)(4) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 62	Director	Nominee for a term expiring in 2012; Director since May 2005	Private investor since December 2008; Senior Advisor to the CEO, Chicago Public Schools April 2007-December 2008; Chief Administrative Officer, Chicago Public Schools April 2003-April 2007; President and Chief Executive Officer, Board of Trade of the City of Chicago, Inc. March 2001-November 2002; Vice Chairman and Director, Bank One Corporation, 1998-1999; Vice Chairman and Director, First Chicago NBD Corporation, and President, The First National Bank of Chicago, 1995- 1998; Vice Chairman, First Chicago Corporation and The First National Bank of Chicago, 1993-1998 (Director, 1992-1998; Executive Vice President, 1986-1993)	3	Director, UAL Corporation (airline holding company), ISO New England Inc. (not for profit independent system operator of New England’s electricity supply), Ariel Capital Management, LLC, Ark Investment Corp. and Wheels, Inc. (automobile fleet management)

Continuing Directors—Independent Directors

Philip R. McLoughlin c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 62	Director	Director since July 1996. Term expires 2010	Partner, CrossPond Partners, LLC (investment management consultant) since 2006; Consultant to PXP, 2002-2004; Chief Executive Officer of PXP, 1995-2002 (Chairman 1997-2002, Director 1995-2002);	69	Director, Argo Group International Holdings, Ltd. (insurance holding company) and The World Trust Fund (investment trust)

Name, Address and Age	Positions Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director
			Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc. 1989-2002

Geraldine M. McNamara(3)(4) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 57	Director	Director since April 2003. Term expires 2011	Private investor since July 2006; Managing Director, U.S. Trust Company of New York 1982-July 2006	51

Christian H. Poindexter(2)(4) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 70	Director	Director since May 2008. Term expires 2011	Retired Executive Committee Chairman, Constellation Energy Group, Inc. (public utility holding company) since March 2003 (Executive Committee Chairman, July 2002-March 2003; Chairman of the Board, April 1999-July 2002; Chief Executive Officer, April 1999-October 2001; President, April 1999-October 2000) Chairman, Baltimore Gas and Electric Company, January 1993-July 2002 (Chief Executive Officer January 1993-July 2000; President, March 1998-October 2000; Director, 1988-2003)	3	Director, The Baltimore Life Insurance Company

Name, Address and Age	Positions Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director
Carl F. Pollard(2)(3)(5) c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 70	Director	Director since May 2006. Term expires 2011	Owner, Hermitage Farm L.L.C. (thoroughbred breeding) since January 1995; Chairman, Columbia Healthcare Corporation 1993-1994; Chairman and Chief Executive Officer, Galen Health Care, Inc, March-August 1993, President and Chief Operating Officer, Humana Inc. 1991-1993 (previously Senior Executive Vice President, Executive Vice President and Chief Financial Officer)	3	Chairman of the Board and Director, Churchill Downs Incorporated

Continuing Director—Interested Director

Nathan I. Partain c/o Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 52	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2004; Director since May 2007. Term expires 2010	President and Chief Executive Officer of the Fund since February 2004; President and Chief Investment Officer of the Adviser since April 2005 (Executive Vice President 1997-2005); President and Chief Executive Officer of DNP since February 2001 (Chief Investment Officer since January 1998; Executive Vice President, April 1998-February 2001; Senior Vice President January 1997-April 1998); President and Chief Executive Officer of DTF since February 2004; Director of Utility Research, Duff & Phelps	3	Director, Otter Tail Corporation (manages diversified operations in the electric, plastics, manufacturing, health services, food ingredient processing and other business operations sectors)

Name, Address and Age	Positions Held with Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen By Director	Other Directorships Held by the Director
Investment Research Co. 1989-1996 (Director of Equity Research, 1993-1996 and Director of Fixed Income Research, 1993)

(1)	Member of the executive committee of the Fund’s board of directors, which has authority, with certain exceptions, to exercise the powers of the board of directors between board meetings.

(2)

Member of the audit committee of the Fund’s board of directors, which is responsible for supervision of the Fund’s independent auditors, the annual review of the Fund’s investment advisory agreements and any other matters requiring the approval of the directors who are not “interested persons” of the Fund pursuant to the Investment Company Act.

(3)	Member of the nominating and governance committee of the Fund’s board of directors, which is responsible primarily for nominating directors and for monitoring corporate governance matters.

(4)

Member of the contracts committee of the Fund’s board of directors, which , which makes recommendations regarding the Fund’s contractual arrangements for investment management and administrative services, including the terms and conditions of such contracts.

(5)	Elected by the holders of the Fund’s preferred stock, voting as a separate class.

(6)

Ms. Moran’s current term expires in 2010, but she is resigning from that position and standing for election for a full three-year term at this meeting. Mr. Jeffries is standing for election for a one-year term in order to fill the unexpired portion of Ms. Moran’s current term.

The board of directors met six times during 2008. The audit committee met twice, the nominating and governance committee met three times, the contracts committee met once and the executive committee did not meet. Each director attended at least 75% in the aggregate of the meetings of the board and of the committees on which he or she served (during the period that he or she served).

Officers of the Fund

The officers of the Fund are elected at the annual meeting of the board of directors of the Fund. The officers receive no compensation from the Fund, but are also officers of the Fund’s investment adviser and receive compensation in such capacities. Information about Nathan I. Partain, the President and Chief Executive Officer of the Fund, is provided above under the caption “Continuing Director—Interested Director.”

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
T. Brooks Beittel Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, Illinois 60606 Age: 58	Secretary since 2005	Executive Vice President of the Adviser since 2008 (Senior Vice President 1993-2007, Vice President 1987-1993); Secretary and Senior Vice President of DNP since 1995 (Treasurer 1995-2002); Secretary of DTF since 2005

Alan M. Meder Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, Illinois 60606 Age: 49	Treasurer since 2000; Principal Financial Officer, Chief Financial Officer and Assistant Secretary since 2002	Senior Vice President of the Adviser since 1994; Treasurer of DTF since 2000; Principal Financial Officer, Chief Financial Officer and Assistant Secretary of DTF since 2002

Joyce B. Riegel Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, Illinois 60606 Age: 54	Chief Compliance Officer since 2003	Senior Vice President and Chief Compliance Officer of the Adviser since 2004 (Vice President and Compliance Officer 2002-2004); Chief Compliance Officer of DTF since 2003 and Chief Compliance Officer of DNP since 2004; Vice President and Chief Compliance Officer, Stein Roe Investment Counsel LLC 2001-2002

Daniel J. Petrisko Duff & Phelps Investment Management Co. 200 South Wacker Drive Suite 500 Chicago, Illinois 60606 Age: 48	Chief Investment Officer since 2004 (Vice President since 2000; Portfolio Manager 2002-2004)	Senior Vice President of the Adviser since 1997 (Vice President 1995-1997)

Ownership of Equity Securities

The following table provides certain information relating to the equity securities beneficially owned by each director as of April 1, 2009, (i) in the Fund and (ii) on an aggregate basis, in the family of investment companies consisting of DTF, DUC and DNP, in each case based on information provided to the Fund, including information furnished by the Fund’s service providers.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Directors
Francis E. Jeffries	Over $100,000	Over $100,000
Nancy Lampton	$10,001–$50,000	Over $100,000
Philip R. McLoughlin	$1–$10,000	$1–$10,000
Geraldine M. McNamara	$10,001–$50,000	$10,001–$50,000
Eileen A. Moran	$50,001–$100,000	Over $100,000
Christian H. Poindexter	$50,001–$100,000	Over $100,000
Carl F. Pollard	Over $100,000	Over $100,000
David J. Vitale	None	$10,001–$50,000

Interested Director
Nathan I. Partain	None	$50,001–$100,000

Based on information provided to the Fund, including information furnished by the Fund’s service providers, as of April 1, 2009, none of the independent directors, or their immediate family members, owned any securities of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser.

Compensation of Directors

Each director who is an “affiliated person” of the Adviser (within the meaning of Section 2(a)(3) of the Investment Company Act) by reason of being a full-time employee of the Adviser or any of its affiliates receives no compensation from the Fund for acting as a director. Each of the other directors is paid the following amounts for serving as a director: (i) an annual fee of $16,000; (ii) an additional $4,000 to any director who serves as a chairman of a committee of the Fund’s board of directors; (iii) an attendance fee of $1,500 per board meeting; (iv) an attendance fee of $1,500 per committee meeting; and (v) all out-of-pocket expenses incurred by such directors in connection with each of the foregoing meetings. Mr. Jeffries receives an additional $7,500 annual fee from the Fund for serving as chairman of the board of directors. The Fund does not have a pension or retirement plan applicable to directors or officers of the Fund. The table below summarizes the aggregate compensation paid to the directors with respect to 2008.

Compensation Table

Name of Director	Aggregate Compensation from the Fund(1)	Total Compensation From Fund and Fund Complex Paid to Directors(2)
Independent Directors
Francis E. Jeffries	$40,454	$191,110
Nancy Lampton	33,500	117,000
Philip R. McLoughlin	25,735	325,500
Geraldine M. McNamara	33,235	225,000
Eileen A. Moran	32,735	90,451
Christian H. Poindexter	19,374	98,560
Carl F. Pollard	31,454	119,000
David J. Vitale	32,093	116,687

Interested Director
Nathan I. Partain	0	0

(1)	The amounts shown are for the Fund’s fiscal year ended December 31, 2008.

(2)

The amounts shown reflect the total aggregate compensation received by each director from the Fund Complex for the calendar year ended December 31, 2008. The number of portfolios in the Fund Complex overseen by each director is set forth in the biographical information table above.

2. PROPOSED AMENDMENTS

TO THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS

RELATING TO BORROWING AND THE ISSUANCE OF SENIOR SECURITIES

Introduction

The Investment Company Act requires registered investment companies like the Fund to have “fundamental” investment restrictions governing certain of their investment practices, including the borrowing of money and the issuance of senior securities. Fundamental investment restrictions can be changed only by a shareholder vote. Fundamental investment restrictions on borrowing are generally designed to protect shareholders and their investments by restricting a fund’s ability to subject its assets to the claims of creditors who might have a claim to the fund’s assets that would take precedence over the claims of shareholders. Fundamental investment restrictions on the issuance of senior securities are generally designed to protect common shareholders and their investments by restricting a fund’s ability to create classes of securityholders who will have rights to receive dividends and distributions of assets that are senior to the rights of common shareholders.

The Current Fundamental Investment Restrictions and the Proposed Amendments

Currently, the Fund’s investment practices regarding borrowing and the issuance of senior securities are both addressed in item (2) of the Fund’s fundamental investment restrictions, which reads as follows:

(2) [The Fund may not] issue senior securities, as defined in the Investment Company Act, other than (a) senior securities consisting of indebtedness not in excess of 33 1/3% of the excess of its total assets over any items discussed in clause (c) below and (b) preferred stock not in excess of the excess of 50% of its total assets over any items described in clause (c) below that are outstanding, provided that (c) the Fund may borrow money including on margin if margin securities are owned and through the entering into of reverse repurchase agreements and dollar rolls not in excess of 33 1/3% of its total assets; provided, however, that the Fund may borrow up to an additional 5% of its total assets for temporary purposes; and provided further that the Fund’s obligations under interest rate swaps, reverse repurchase agreements, dollar rolls, when issued, delayed delivery and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; the Fund may not pledge its assets other than to secure such issuances of senior securities or such borrowings or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies; for purposes of clauses (a), (b) and (c) above the term “total assets” includes the proceeds of senior securities issued but is reduced by any liabilities and indebtedness not constituting senior securities or excluded from treatment as senior securities by this item (2);

The Fund’s board of directors recommends that the Fund’s shareholders approve amendments to replace the current item (2) of the Fund’s fundamental investment restrictions with a new item (2)(a) relating to the borrowing of money and a new item (2)(b) relating to the issuance of senior securities. The new items (2)(a) and (2)(b) will read in their entirety as follows:

(2) [The Fund may not]

(a) borrow money, except that the Fund may borrow money, including on margin if margin securities are owned and through the entering into of reverse repurchase agreements and dollar rolls, provided that:

(i) each such borrowing complies with the restrictions of the Investment Company Act and the rules promulgated thereunder, as in effect from time to time, or interpretations or modifications thereof by the Securities and Exchange Commission, the staff of the Securities and Exchange Commission and other authority with appropriate jurisdiction;

(ii) the Fund may not pledge its assets other than to secure such borrowings or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

(iii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, as defined in the Investment Company Act; and

(iv) for purposes of this item (2)(a), the term “total assets” includes the proceeds of senior securities issued but is reduced by any liabilities and indebtedness not constituting senior securities or excluded from treatment as senior securities by this item (2)(a);

(b) issue senior securities, as defined in the Investment Company Act, except that the Fund may issue senior securities consisting of indebtedness and senior securities consisting of preferred stock and may enter into borrowings to the extent permitted by item (2)(a) above, provided that:

(i) each such issuance of senior securities complies with the restrictions of the Investment Company Act and the rules promulgated thereunder, as in effect from time to time, or interpretations or modifications thereof by the Securities and Exchange Commission, the staff of the Securities and Exchange Commission and other authority with appropriate jurisdiction;

(ii) the Fund’s obligations under interest rate swaps, reverse repurchase agreements, dollar rolls, when issued, delayed delivery and forward commitment transactions and similar transactions are treated as senior securities unless covering assets are appropriately segregated, in which case they are excluded from treatment as senior securities;

(iii) the Fund may not pledge its assets other than to secure such issuances of senior securities or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies; and

(iv) for purposes of this item (2)(b), the term “total assets” includes the proceeds of senior securities issued but is reduced by any liabilities and indebtedness not constituting senior securities or excluded from treatment as senior securities by this item (2)(b);

In the discussion that follows, we refer to the foregoing proposed amendments to item (2) of the Fund’s fundamental investment restrictions—both item (2)(a) relating to the borrowing of money and item (2)(b) relating to the issuance of senior securities—as the “Proposed Amendments.”

Background of the Proposed Amendments

The Proposed Amendments will allow the Fund to borrow money and issue senior securities to the full extent permitted by the Investment Company Act and related Securities and Exchange Commission (“SEC”) rules, interpretations and modifications. The board of directors and the Adviser believe the Proposed Amendments will give the Fund the ability that it urgently needs to provide a solution to the liquidity crisis facing the Fund’s preferred shareholders in a manner that is in the best interests of the Fund and all of its shareholders, while also giving the Fund the flexibility to respond to future changes in market conditions and applicable law without the expense and delay of seeking further shareholder approvals in order to benefit from future modifications or interpretations of the provisions of the Investment Company Act relating to the borrowing of money or the issuance of senior securities.

In October 2006, the Fund issued two series of auction market preferred shares (“AMPS”), providing the Fund with an aggregate of $190 million in leverage. However, since mid-February 2008, the auctions for the Fund’s preferred stock have experienced successive failures. A failed auction means that the current holders retain their shares, and the dividend rate for the next dividend period is automatically set to the maximum dividend rate permitted by the Fund’s charter. The Adviser and the Fund’s board of directors believe that the auction failures since February 2008, which have been experienced by all closed-end funds that use preferred stock leverage, are related to general quality and liquidity concerns in the credit markets, and not to any problems with the creditworthiness of the Fund or its preferred stock. However, the lack of liquidity resulting from the persistence of such auction failures has caused a significant hardship for many holders of the Fund’s preferred stock. Additionally, the Adviser and the board of directors have concluded that the preferred stock auction process may not provide liquidity for an extended period of time, if ever, with the result that the Fund may be required to pay the maximum dividend rates applicable to its preferred stock for an extended period of time.

At a special meeting held on December 15, 2008, the Fund’s board of directors received a presentation from the Adviser, analyzing the benefits and risks of the Fund’s use of preferred stock leverage and potential alternative forms of debt leverage. In its presentation to the board, the Adviser noted that because the cost of debt leverage is likely to be lower than the maximum dividend rates payable on the preferred stock under most market conditions, the Fund would be able to provide a solution to the liquidity crisis facing the Fund’s preferred shareholders if it obtained a committed credit facility from a commercial bank, in an amount of up to $190 million, to enable the Fund to redeem its outstanding preferred stock and substitute debt leverage for the preferred stock. This recommendation was approved by the board, subject to receiving approval from the rating agencies that rate the Fund’s preferred stock.

In its presentation to the board, the Adviser also pointed out that the amount of debt leverage that the Fund could utilize for the redemption of its preferred stock was limited by two factors: (i) the requirement in the Investment Company Act that the Fund maintain an asset coverage of 300% for debt leverage, as contrasted with 200% for preferred stock leverage, and (ii) item (2) of the Fund’s fundamental investment restrictions, which, as indicated above, currently limits the Fund’s borrowings to 33 1/3% of the Fund’s total assets. The board therefore adopted an action plan which included seeking exemptive relief from the SEC with respect to the Investment Company Act restrictions and seeking shareholder approval for amendments to the Fund’s fundamental investment restrictions to allow the Fund to borrow money and issue senior securities to the full extent permitted by the Investment Company Act and related SEC rules, interpretations and modifications.

On December 29, 2008, the Fund filed an application with the SEC, seeking a temporary exemption from certain provisions of the Investment Company Act. The exemptive order application is discussed in more detail below. If the exemption is granted, the required asset coverage applicable to senior debt of the Fund would be reduced from 300% to 200% during a transition period of up to two years. Such an exemption would allow the Fund to refinance all of its outstanding preferred stock leverage, by issuing or incurring a comparable amount of debt. While several other closed-end funds have received similar exemptive relief in recent months, there is no assurance that the Fund’s request for an exemptive order will be granted, or that it will be granted in the form requested.

In March 2009, the Fund established a secured credit facility with a commercial bank that will enable it to borrow up to $190 million for the purpose of redeeming shares of preferred stock, subject to complying with the requirements of law and the charter and fundamental investment restrictions of the Fund. Also in March 2009, the Fund received written confirmations from each of Moody’s Investors Service, Inc. and Standard & Poor’s, confirming that borrowings under the credit facility will not adversely affect their respective ratings of the Fund’s outstanding preferred stock. Accordingly, on March 16, 2009, the Fund announced that on March 25, 2009 it would redeem all 3,800 of its Series T7 AMPS, utilizing for such redemption a $95 million borrowing under the credit facility. Following that redemption, the Fund’s outstanding preferred stock will consist of 3,800 Series TH7 AMPS, with an aggregate liquidation preference of $95 million.

After giving effect to the redemption of the Series T7 AMPS, the Fund will continue to be in compliance with the Investment Company Act’s asset coverage requirements and item (2) of the Fund’s fundamental investment restrictions. However, those two requirements are preventing the Fund from redeeming the outstanding Series TH7 AMPS. Based on the Fund’s assets and liabilities at December 31, 2008, increasing the Fund’s aggregate borrowings under the credit facility to $190 million would result in an asset coverage of approximately 251% (which is less than the 300% required by the Investment Company Act) and would represent 39.8% of the Fund’s total assets (which exceeds the 33 1/3% limitation currently imposed by item (2) of the Fund’s fundamental restrictions).

The Fund is addressing the Investment Company Act limitation through its application for an exemptive order, as discussed above. However, in order to be able to redeem the Series TH7 AMPS, the Fund also needs to address the limitation contained in item (2) of the Fund’s fundamental investment restrictions. Consequently, on April 8, 2009, the Fund’s board of directors unanimously approved written resolutions adopting the text of the Proposed Amendments and recommending that the shareholders approve the Proposed Amendments at the 2009 annual meeting of shareholders.

Explanation of the Proposed Amendments

The Proposed Amendments will allow the Fund to borrow money and issue senior securities to the full extent permitted by the Investment Company Act and related SEC rules, interpretations and modifications.

Under the Investment Company Act, a registered investment company is not permitted to issue senior securities that represent indebtedness (which includes many types of borrowings) unless immediately after such issuance it has an asset coverage of at least 300%. In this context, asset coverage means the ratio which the value of the company’s total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of such company. Additionally, under the Investment Company Act, a registered investment company that has outstanding senior securities representing indebtedness may not declare any dividend or other distribution upon any class of its stock, or purchase any such stock, unless it has an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price. There is an exception which allows a registered investment company to declare dividends on its preferred stock if it has an asset coverage of at least 200% after deducting the amount of such dividend. The practical effect of these Investment Company Act restrictions is generally to limit a registered investment company’s borrowings to 33 1/3% of its total assets.

Under the Investment Company Act, a registered investment company is not permitted to issue senior securities in the form of preferred stock unless immediately after such issuance it has an asset coverage of at least 200%. In this context, asset coverage means the ratio which the value of the company’s total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of such company plus the aggregate liquidation preference of such company’s preferred stock. Additionally, under the Investment Company Act, a registered investment company that has outstanding senior securities in the form of preferred stock may not declare any dividend or other distribution upon its common stock, or purchase any of its common stock, unless it has an asset coverage of at least 200% after deducting the amount of such dividend, distribution, or purchase price. The practical effect of these Investment Company Act restrictions is generally to limit a registered investment company’s preferred stock leverage to 50% of its total assets.

As discussed above, the Fund’s ability to refinance all of its outstanding preferred stock with debt leverage is limited by the fact that the Fund must satisfy, immediately following any such refinancing, a 300% rather than a 200% asset coverage test. Accordingly, on December 29, 2008, the Fund filed an application with the SEC, requesting an exemptive order permitting the Fund to refinance any outstanding preferred stock that was issued prior to February 1, 2008 with debt, subject, on a temporary basis, to the 200% asset coverage requirement that applies to the Fund’s existing preferred stock, rather than the 300% asset coverage requirement that would ordinarily apply to borrowings and senior securities constituting indebtedness. In determining to seek this exemptive relief, the Fund’s board of directors considered, among other things, information regarding the plight of the holders of the Fund’s preferred stock, information regarding the benefits of existing leverage to the holders of the Fund’s common stock, the Adviser’s views of the potential availability of appropriate debt financing, and the anticipated cost thereof. The Fund has requested this exemptive relief on a temporary basis only—specifically, for a transition period not to exceed two years from the date on which the exemptive order is issued. During that transition period, the Fund would either pay down or refinance its debt, so that at the end of the transition period it would have asset coverage of at least 300% for its borrowings and senior securities constituting indebtedness. While several other closed-end funds have received similar exemptive relief in recent months, there is no assurance that the Fund’s request for an exemptive order will be granted, or that it will be granted in the form requested.

Even if the Fund receives the exemptive relief for which it has applied, it will only be able to take advantage of that relief if the Fund’s shareholders approve the Proposed Amendments because item (2) of the Fund’s fundamental investment restrictions currently limits the aggregate amount of the Fund’s senior securities constituting indebtedness to 33 1/3% of the Fund’s total assets. That provision is consistent with the asset coverage requirements of the Investment Company Act, but it does not provide the flexibility that would allow the Fund to take advantage of an SEC order exempting the Fund from those requirements and permitting the Fund to replace its preferred stock leverage with debt leverage and maintain a minimum 200% asset coverage for a transition period. The need to allow the Fund to take advantage of the exemptive order for which it has applied is the most important reason that the Adviser and the Fund’s board of directors are recommending that the shareholders approve the Proposed Amendments.

In addition, from a broader perspective, the Adviser and the Fund’s board of directors would like the Fund to be able to benefit from any future amendments to the Investment Company Act, and any future interpretations or modifications that the SEC and members of its staff may issue, including through no-action letters and exemptive orders, as well as any interpretations of the Investment Company Act that other authorities, such as courts, may issue from time to time. For that reason, the wording of the Proposed Amendments has intentionally been made broad enough to make all borrowings of money and issuances of senior securities (whether in the form of indebtedness or preferred stock) subject—not to fixed numerical thresholds as is currently the case—but rather to the asset coverage requirements imposed by the Investment Company Act and the related rules as in effect from time to time, or interpretations or modifications thereof by the SEC, the staff of the SEC and other authority with appropriate jurisdiction. That wording will enable the Fund to benefit from future changes in applicable law, future exemptive orders and future changes in the positions taken by regulators and courts, without the need to seek additional costly and time-consuming shareholder approvals. In effect, item (2) of the fundamental investment restrictions will automatically change whenever the applicable law changes, which the Fund’s board of directors believes to be in the best interests of the Fund during the period of unusual market conditions that currently exists. With reference to any specific borrowing or issuance of senior securities, the Fund will interpret the term “permitted” to mean either that the Investment Company Act expressly permits a borrowing or issuance of senior securities that the Investment Company Act does not prohibit the borrowing or issuance of senior securities. The Proposed Amendments also recast the text of item (2) of the Fund’s fundamental restrictions in outline form, rather than prose text, in order to make it clearer and easier to follow.

Risks Associated with the Proposed Amendments

Since the Proposed Amendments will provide the Fund with greater flexibility to borrow money and issue senior securities, the Fund may be subject to additional costs, as well as the risks inherent to borrowing, such as decreased earnings or being subject to covenants and other contractual provisions that restrict its operations. In addition, to the extent the Fund enters into borrowings, the rights of lenders in those borrowing transactions will be senior to the rights of holders of the Fund’s stock. In addition, the Fund’s preferred stock represented a permanent form of leverage, whereas the Fund’s $190 million credit facility with a commercial bank can be terminated by the bank upon 180 days’ notice. There can be no assurance that the Fund will be able to replace the credit facility with another form of leverage if the bank were to give a 180-day notice of termination. Furthermore, future changes in the credit markets could cause the interest rate payable on the debt facility to increase relative to the dividend and interest rates the Fund earns on its portfolio securities, which could reduce or even eliminate the benefits of leverage to the Fund. Moreover, even assuming that the SEC grants the exemptive order the Fund has requested, after the end of the transition period (which will not last more than two years), the Fund will be required to maintain an asset coverage of 300% on any outstanding indebtedness, instead of the asset coverage of 200% that it is currently required to maintain on its preferred stock. If the Fund were unable to replace a terminated credit facility or were unable to maintain the required 300% asset coverage, it could be required to deleverage and sell a portion of its investments at a time when it might be disadvantageous to do so. Additionally, the Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the Fund’s net asset value and the asset coverage of the Fund’s indebtedness. This means that if there is a net decrease in the value of the Fund’s investment portfolio, the use of leverage will likely cause a greater decrease in the net asset value per common share and the market value per common share than if the Fund were not leveraged.

Vote Required to Approve the Amendments

Each of the Proposed Amendments will require the approval of (i) the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of the Fund’s common stock and preferred stock, voting as a single class, and (ii) the holders of a “majority” of the outstanding shares of the Fund’s preferred stock, voting separately as a class. The Investment Company Act defines a “majority” of the outstanding voting securities of a company as the lesser of (A) 67% or more of the voting securities present at a meeting where the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such company. The Fund’s charter defines the required “majority” of the outstanding preferred stock similarly with respect to the shares of that class. Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present at the meeting, and will also have the effect of a vote “against” each of the Proposed Amendments.

Each of the Proposed Amendments is being voted on separately in order to allow shareholders to express their views on each. However, as a practical matter, it is not feasible to replace the current item (2) of the Fund’s fundamental investment restrictions without adopting restrictions that address both the borrowing of money and the issuance of senior securities. Furthermore, under the Investment Company Act many types of borrowings will constitute the issuance of a senior security and be subject to both sets of restrictions. Consequently, the Fund’s board of directors has determined that unless both of the Proposed Amendments are approved, neither of them will be deemed to have been approved, in which case the current item (2) of the Fund’s fundamental investment restrictions will remain unchanged and the board of directors will consider what other actions to take in the best interests of the Fund. Thus, a vote “against” either Proposed Amendment, or an abstention or broker non-vote with respect to either Proposed Amendment, will have the effect of a vote “against” both of the Proposed Amendments.

Summary of Reasons for the Proposed Amendments

The board of directors has concluded that the Proposed Amendments will give the Fund the ability that it urgently needs to provide a solution to the liquidity crisis facing the Fund’s preferred shareholders in a manner that is in the best interests of the Fund and all of its shareholders, while also giving the Fund the flexibility to respond to future changes in market conditions and applicable law without the expense and delay of seeking further shareholder approvals in order to benefit from future modifications or interpretations of the provisions of the Investment Company Act relating to the borrowing of money or the issuance of senior securities. After adoption of the Proposed Amendments, the Fund will continue to be subject to the important shareholder protections relating to borrowing and the issuance of senior securities that are provided by the Investment Company Act. In addition, the Proposed Amendments will not affect the investment objectives of the Fund, which will remain unchanged, and the Fund will continue to be managed in accordance with the investment objectives, strategies and policies described in its prospectus and statement of additional information and in accordance with applicable law.

Recommendation of the Board of Directors

The board of directors unanimously recommends a vote “FOR” both of the Proposed Amendments to allow the Fund to borrow money and issue senior securities to the full extent permitted by the Investment Company Act and related SEC rules, interpretations and modifications.

OTHER BUSINESS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxies, if signed and returned, will give discretionary authority to the persons designated therein to vote according to their best judgment.

OTHER INFORMATION

The Adviser. Duff & Phelps Investment Management Co. acts as investment adviser for the Fund. The address of the Adviser is 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. The Adviser (together with its predecessor) has been in the investment advisory business for more than 70 years and, as of December 31, 2008, had approximately $5.8 billion in client accounts under discretionary management. The Adviser is a wholly-owned subsidiary of Virtus. Virtus was formerly known as Phoenix Investment Partners, Ltd. and was a subsidiary of The Phoenix Companies, Inc. (“Phoenix”) until December 31, 2008, when it was spun-off by Phoenix to its shareholders.

The Administrator. Princeton Administrators, LLC serves as the Fund’s administrator. It is an indirect wholly-owned subsidiary of BlackRock, Inc. Its principal address is 800 Scudders Mill Road, Section 1E, Plainsboro, NJ 08536.

Shareholders. The following table shows shares of stock of the Fund as to which each director, each nominee for director, and all directors and officers of the Fund as a group, had or shared power over voting or disposition at December 31, 2008, in each case based on information provided to the Fund, including information furnished by the Fund’s service providers. All shares shown are common stock. The directors and executive officers of the Fund owned no shares of the Fund’s preferred stock. Shares are held with sole power over voting and disposition except as noted. The shares of common stock of the Fund held by each of the persons listed below and by all directors and executive officers as a group represented less than 1% of the outstanding common stock of the Fund.

Shares of common stock
Francis E. Jeffries(1)	47,339
Nancy Lampton	1,000
Philip R. McLoughlin	250
Geraldine M. McNamara	1,811
Eileen A. Moran	8,238
Nathan I. Partain(1)(2)	3,052
Christian H. Poindexter	5,069
Carl F. Pollard	10,000
David J. Vitale	5,250
Directors and officers as a group (13 persons)(1)(2)	84,409

(1)

Mr. Jeffries and Mr. Partain disclaim beneficial ownership of 9,380 and 3,052, respectively, of the shares listed. The directors and officers in the aggregate disclaim beneficial ownership of 12,432 of the shares listed as owned by the directors and executive officers as a group.

(2)

Mr. Partain and Mr. Poindexter had shared power to vote and/or dispose of 3,052 and 5,069, respectively, of the shares listed. The directors and executive officers had shared power to vote and/or dispose of 8,521, in the aggregate, of the shares listed as owned by the directors and executive officers as a group.

At April 1, 2009, no person was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the “1934 Act”)).

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the 1934 Act requires the Fund’s officers and directors, and persons who own more than 10% of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of Section 16(a) forms furnished to the Fund, or written representations that no Forms 5 were required, the Fund believes that during the most recent fiscal year all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that two newly appointed directors of the Adviser (Nancy G. Curtiss and J. Steven Neamtz) were late in Filing their Form 3 statements with respect to the Fund. All such forms have now been filed.

Report of the Audit Committee. The board of directors of the Fund has adopted a written charter for the audit committees which sets forth the audit committees’ responsibilities. The audit committee charter of the Fund, as revised and restated in November 2003, is available on the Fund’s website at http://www.dpimc.com/funds/DUC and in print to any shareholder who requests it. Each of the members of the audit committee is not an “interested person” of the Fund as defined in the Investment Company Act and is independent as defined in the listing standards of the New York Stock Exchange. In connection with the audit of the audited financial statements for the Fund’s fiscal year ended December 31, 2008, the audit committee: (1) reviewed and discussed the Fund’s 2008 audited financial statements with management, (2) discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, (3) received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and (4) discussed with the independent registered public accounting firm its independence from the Fund and its management. Based on the foregoing reviews and discussions, the audit committee of the Fund recommended to the board of directors that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for filing with the SEC.

The Audit Committee

Eileen A. Moran, Chairman

Christian H. Poindexter

Carl F. Pollard

Independent Registered Public Accounting Firm. The Investment Company Act requires that the Fund’s independent registered public accounting firm (the “Independent Auditor”) be selected by the vote, cast in person, of a majority of the members of the board of directors who are not interested persons of the Fund. In addition, the listing standards of the New York Stock Exchange vest each audit committee, in its capacity as a committee of the board of directors, with responsibility for the appointment, compensation, retention and oversight of the work of the Independent Auditor. In accordance with the foregoing provisions, the firm of Ernst & Young LLP has been selected as Independent Auditor to perform the audit of the financial books and records of the Fund for the Fund’s fiscal year ending December 31, 2009. A representative of Ernst & Young

LLP is expected to be present at the meeting of shareholders and will be available to respond to appropriate questions and have an opportunity to make a statement if the representative so desires.

Audit and Non-Audit Fees. The following table sets forth the aggregate audit and non-audit fees billed to the Fund for each of the last two fiscal years for professional services rendered by the Independent Auditor.

	Fiscal year ended December 31, 2008	Fiscal year ended December 31, 2007
Audit Fees(1)	$48,000	$46,600
Audit-Related Fee(2)(6)	3,300	5,200
Tax Fees(3)(6)	4,800	4,600
All Other Fees(4)(6)	0	0
Aggregate Non-Audit Fees(5)(6)	8,100	9,800

(1)

Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the Fund’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under the caption “Audit Fees.” These services included: (i) services related to the performance of periodic agreed-upon procedures relating to the Fund’s leverage, at a cost of $3,200 in 2007 and $3,300 in 2008; and (ii) in 2007 only, services related to the review of the Fund’s underlying documentation for open tax years in conjunction with FIN 48, at a cost of $2,000.

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both years shown in the table, such services consisted of preparation of the Fund’s annual federal and state income tax returns and excise tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

(5)

Aggregate Non-Audit Fees are fees billed by the Independent Auditor for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (collectively, the “Covered Entities”). During both years shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the audit committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the 1934 Act and applicable regulations.

Pre-Approval of Audit and Non-Audit Services. The audit committee of the board of directors of the Fund, jointly with the audit committees of the boards of directors of DNP and DTF, has adopted a Joint Audit Committee Pre-Approval Policy (attached as Exhibit A to this proxy statement) to govern the provision by the Independent Auditor of the following services (collectively, “Covered Services”): (i) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Fund and (ii) all engagements for non-audit services to be provided by the Independent Auditor to the Adviser or any other Covered Entity, if the engagement relates directly to the operations and financial reporting of the Fund. With respect to non-audit services rendered by the Independent Auditor to the Adviser or any other Covered Entity that were not required to be pre-approved by the audit committees because they do not relate directly to the operations and financial reporting of the Fund, the audit committee has nonetheless considered whether the provision of such services is compatible with maintaining the independence of the Independent Auditor.

Nomination of Directors. The board of directors of the Fund has adopted a written charter for the nominating and governance committees which sets forth the committees’ responsibilities. The joint nominating and governance committee charter of the Fund, DNP and DTF, as adopted in February 2009, is available on the Fund’s website at http://www.dpimc.com/funds/DUC and in print to any shareholder who requests it. Each of the members of the Fund’s nominating and governance committee is not an “interested person” of the Fund as defined in the Investment Company Act and is independent as defined in the listing standards of the New York Stock Exchange.

The Fund’s nominating and governance committee will consider director candidates recommended by shareholders. In considering candidates submitted by shareholders, the committee will take into consideration the needs of the board of directors, the qualifications of the candidate and the interests of shareholders. The committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. In order for a candidate to be considered by the committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of the person’s ownership of shares of the applicable Fund, including the number of shares owned and the length of time of ownership;

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Fund and the person’s consent to be named as a director if selected by the committee and nominated by the board of directors; and

•	If requested by the committee, a completed and signed director questionnaire.

The shareholder recommendation and information described above must be sent to the Fund’s Corporate Secretary c/o Duff & Phelps Investment Management Co., 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606 and must be received by the Corporate Secretary not less than 120 days prior to the anniversary date of the Fund’s most recent annual meeting of shareholders or, if the meeting date has been changed by more than 30 days, a reasonable amount of time before the meeting.

The Fund’s nominating and governance committee believes that the minimum qualifications for serving as a director of the Fund are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the board of directors’ oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and independence from management and the Fund. The committee also seeks to have the board of directors represent a diversity of backgrounds and experience.

Shareholder Communications with the Board of Directors. The board of directors has considered the following procedures in order to facilitate communications between the board of directors and the shareholders of the Fund and other interested parties. Shareholders and other interested parties may contact the board of directors or any member of the board of directors by mail. Correspondence should be addressed to the “Board of Directors” or the individual board members with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund at 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606. All

communications received will be opened by the Fund’s officers or legal counsel for the sole purpose of determining whether the contents represent a message to one or more of the directors. The officer or the legal counsel will forward promptly to the addressee any contents that relate to the Fund and that are not in the nature of advertising, promotions of a product or service, or patently offensive material. In the case of communications to the board of directors or any committee or group of members of the board of directors, copies of the communication will be furnished to each director who is a member of the group or committee to which the envelope is addressed.

Director Attendance at Annual Meetings. It is the policy of the Fund that its directors, particularly those subject to election at that meeting, are encouraged to attend annual meetings of shareholders. The 2008 annual meeting of shareholders was attended by all of the members of the board of directors of the Fund who were directors at the time of such meeting.

Shareholder Proposals. Any shareholder proposal to be considered for inclusion in the Fund’s proxy statement and form of proxy for the 2010 annual meeting of shareholders must be received by the Secretary of the Fund no later than December 11, 2009. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, the Fund may solicit proxies in connection with the 2010 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by February 24, 2010.

Solicitation of Proxies. Proxies will be solicited by mail. Proxies may be solicited by Fund personnel personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. The Fund will inquire of any record holder known to be a broker, dealer, bank or other nominee as to whether other persons are the beneficial owners of shares held of record by such persons. If so, the Fund will supply additional copies of solicitation materials for forwarding to beneficial owners, and will make reimbursement for reasonable out-of-pocket costs. In addition, the Fund may hire a proxy solicitor to assist the Fund in the solicitation of proxies at a cost of approximately $10,000.

General. A list of shareholders entitled to be present and vote at the annual meeting will be available at the offices of the Fund, 200 S. Wacker Drive, Suite 500, Chicago, Illinois 60606, for inspection by any shareholder during regular business hours for ten days prior to the date of the meeting.

Failure of a quorum to be present at the annual meeting will necessitate adjournment and will give rise to additional expense.

All shareholders are requested to sign, date and mail proxies promptly in the return envelope provided.

April 10, 2009

Exhibit A

DNP SELECT INCOME FUND INC.

DTF TAX-FREE INCOME INC.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

(as adopted on February 17, 2009)

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors of each of DNP Select Income Fund Inc., DTF Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond Trust Inc. (each a “Fund” and, collectively, the “Funds”)(1) is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Fund. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the Audit Committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (this “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

(1)

This Joint Audit Committee Pre-Approval Policy has been adopted by the Audit Committee of each Fund. Solely for the sake of clarity and simplicity, this Joint Audit Committee Pre-Approval Policy has been drafted as if there is a single Fund, a single Audit Committee and a single Board. The terms “Audit Committee” and “Board” mean the Audit Committee and Board of each Fund, respectively, unless the context otherwise requires. The Audit Committee and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

Under the SEC’s rules, the Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the Fund’s investment adviser and other affiliated entities that provide ongoing services to the Fund if the independent accountant’s services to those affiliated entities have a direct impact on the Fund’s operations or financial reporting.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the appropriate ratio between the total amount of fees for audit, audit-related and tax services (including any audit-related or tax service fees for affiliates that are subject to pre-approval) and the total amount of fees for certain permissible non-audit services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

The appendices to this Policy describe the audit, audit-related, tax and “all other” services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of this Policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members who are not “interested persons” under the Investment Company Act of 1940. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. In accordance with the foregoing provisions, the Audit Committee has delegated pre-approval to its Chairman, Eileen A. Moran, and to any successor Chairman who is not an “interested person.”

III. Audit Services

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the audit services engagement as necessary, but no less than on a semiannual basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. Other audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under form N-SAR.

The Audit Committee has pre-approved the audit-related services in Appendix B. All other audit-related services not listed in Appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Fund such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Fund’s Administrator or outside counsel to determine that the tax planning and reporting positions are consistent with this Policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the tax services in Appendix C. All tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provided by the independent auditor to any executive officer or director of the Fund, in his or her individual capacity, where such services are paid for by the Fund.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as all other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the “all other” services in Appendix D. Permissible “all other” services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. (Note that separate amounts may be specified for services to the Fund and for services to other affiliated entities that are subject to pre-approval.) Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for audit, audit-related and tax services for the Fund (including any audit-related or tax services fees for affiliates that are subject to pre-approval), and the total amount of fees for services classified as “all other” services (including any such services for affiliates that are subject to pre-approval).

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Fund’s Administrator and must include a detailed description of the services to be rendered. The Administrator will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Fund’s Administrator, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Administrator to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Administrator will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Administrator and any member of management will immediately report to the Chairman of the Audit Committee any breach of this Policy that comes to their attention.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, consistent with Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees,” as adopted by the Public Company Accounting Oversight Board in Rule 3600T), and discussing with the independent auditor its methods and procedures for ensuring independence.

Appendix A

Pre-Approved Audit Services for Fiscal Year 2009

Dated: February 17, 2009

	Range of Fees(1)
Service	DNP	DTF	DUC	Affiliates(2)
1. Services required under generally accepted auditing standards to perform the audit of the annual financial statements of the Fund, including performance of tax qualification tests relating to the Fund’s regulated investment company status and issuance of an internal control letter for the Fund’s Form N-SAR	(3)	(3)	(3)	N/A

2. Reading of the Fund’s semi-annual financial statements	(4)	(4)	(4)	N/A

3. Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters	(4)	(4)	(4)	N/A

4. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit-related” services rather than “audit” services)	(4)	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2009 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2008 was $64,000 for DNP, $46,000 for DTF and $48,000 for DUC. When the fee is determined in connection with the finalization and signing of the 2009 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for services designated with a (4) shall either be included in the fee approved for item 1 of this Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of this Appendix A.

Appendix B

Pre-Approved Audit-Related Services for Fiscal Year Ending in 2009

Dated: December 15, 2008 (DTF) and February 17, 2009 (DNP and DUC)

	Range of Fees(1)
Service	DUC	DTF	DUC	Affiliates(2)
1. Issuance of annual agreed-upon procedures letters relating to the preferred stock or commercial paper, if any, issued by the Fund	(3)	(3)	(3)	N/A

2. Agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters	(4)	(4)	(4)	N/A

3. Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	(4)	(4)	(4)	N/A

4. General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	(4)	(4)	(4)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2009 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2008 was $6,900 for DNP, $3,300 for DTF and $3,300 for DUC. When the fee is determined in connection with the finalization and signing of the 2009 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

Fees for services designated with a (4) shall either be included in the fee approved for item 1 of Appendix A or may be separately charged, provided that the aggregate separate charges for all services designated with a (4) in Appendices A and B may not exceed 10% of the fee approved for item 1 of Appendix A.

Appendix C

Pre-Approved Tax Services for Fiscal Year Ending in 2009

Dated: December 15, 2008 (DTF) and February 17, 2009 (DNP and DUC)

	Range of Fees(1)
Service	DNP	DTF	DUC	Affiliates(2)
1. Preparation of federal and state tax returns, including excise tax returns, and review of required distributions to avoid excise tax	(3)	(3)	(3)	N/A

2. Consultations with the Fund’s management as to the tax treatment of transactions or events	(4)	(4)	(4)	N/A

3. Tax advice and assistance regarding statutory, regulatory or administrative developments	(5)	(5)	(5)	N/A

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

(3)

The fee for this pre-approved service is not shown in the table because the 2009 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2008 was $15,400 for DNP, $4,800 for DTF and $4,800 for DUC. When the fee is determined in connection with the finalization and signing of the 2009 engagement letter, such fee will become part of this Pre-Approval Policy.

(4)

The fee for this pre-approved service is not shown in the table because the 2009 engagement letter has not yet been finalized. The comparable fee for this service for the fiscal year ended in 2008 was $3,500 for DNP and $0 for DTF and DUC. When the fee is determined in connection with the finalization and signing of the 2009 engagement letter, such fee will become part of this Pre-Approval Policy.

(5)

Fees for services designated with a (5) shall either be included in the fee approved for item 1 of this Appendix C or may be separately charged, provided that the aggregate separate charges for all services designated with a (5) in this Appendix C may not exceed 10% of the fee approved for item 1 of this Appendix C.

Appendix D

Pre-Approved “All Other” Services for Fiscal Year Ending in 2009

Dated: December 15, 2008 (DTF) and February 17, 2009 (DNP and DUC)

Range of Fees(1)
Service	DUC	DTF	DUC	Affiliates(2)
None

(1)

In addition to the fees shown in the table, the Audit Committee has pre-approved the reimbursement of the reasonable out-of-pocket expenses incurred by the independent accountant in providing the pre-approved services.

(2)

These affiliates include the Fund’s investment adviser (excluding sub-advisers) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund. The Fund’s Audit Committee must pre-approve non-audit services provided not only to the Fund but also to the adviser and such other affiliated entities, where such entities provide ongoing services to the Fund and the independent accountant’s services to such entities have a direct impact on the Fund’s operations or financial reporting.

Appendix E

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

ANNUAL MEETING OF SHAREHOLDERS - MAY 6, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of shareholders to be held at 200 S. Wacker Drive, Chicago, Illinois, in the “Orange and Blue” Room, on May 6, 2009 at 4:00 p.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Common Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

(Continued and to be signed and dated on reverse side)

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments (Mark the corresponding box on the reverse side)	P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

▲ FOLD AND DETACH HERE ▲
You can now access your BNY Mellon Shareowner Services account online.
Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD).
The transfer agent for DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC, now makes it easy and convenient to get current information on your shareholder account.
• View account status • View certificate history • View book-entry information	• View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form • Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

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Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

48579

PLEASE VOTE, DATE, AND SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
							Please mark your votes as indicated in this example	☒

		FOR all nominees listed below	WITHHOLD AUTHORITY to vote for all nominees listed below	*EXCEPTIONS		FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS	☐	☐	☐	2a.

Proposal to amend the Fund’s fundamental investment restrictions to allow the Fund to borrow money to the full extent permitted by the Investment Company Act of 1940 and related SEC rules, interpretations and modifications:

						☐	☐	☐
						FOR	AGAINST	ABSTAIN

	Class I Nominees: 01 Eileen A. Moran and 02 David J. Vitale Class II Nominee: 03 Francis E. Jeffries				2b.

Proposal to amend the Fund’s fundamental investment restrictions to allow the Fund to issue senior securities to the full extent permitted by the Investment Company Act of 1940 and related SEC rules, interpretations and modifications:

						☐	☐	☐
	(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name in the space provided below.)					The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement for the Annual Meeting to be held on May 6, 2009.

*Exceptions

Mark Here for Address Change or Comments SEE REVERSE	☐

Signature	Signature	Date

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign . If a corporation, this signature should be that of an authorized officer who should state his or her title.

▲ FOLD AND DETACH HERE ▲

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC

48579

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC.

ANNUAL MEETING OF SHAREHOLDERS - MAY 6, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Preferred Stock of DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. (the “Fund”), a Maryland corporation, hereby appoints T. Brooks Beittel and Alan M. Meder and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the annual meeting of shareholders to be held at 200 S. Wacker Drive, Chicago, Illinois, in the “Orange and Blue” Room, on May 6, 2009 at 4:00 p.m. (the “Annual Meeting”) and at any and all adjournments thereof, and thereat to vote all shares of Preferred Stock of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

If more than one of the proxies, or their substitute, are present at the Annual Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED HEREIN AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE VOTE, DATE AND SIGN ON
OTHER SIDE AND RETURN PROMPTLY IN
ENCLOSED ENVELOPE.

(Continued and to be signed and dated on reverse side)

i DETACH PROXY CARD HERE i

☒
Please Vote, Date, and Sign and Return Promptly in Enclosed Envelope.	Votes must be indicated (x) in Black or Blue ink.

1.	Authority to vote for the election as Directors, the nominees listed below:

FOR	☐	WITHHOLD	☐	*EXCEPTIONS	☐
all nominees listed below		AUTHORITY to vote for all nominees listed below				The undersigned hereby acknowledges receipt of the accompanying Notice of Annual Meeting and Proxy Statement for the Annual Meeting to be held on May 6, 2009.

Class I Nominees: Nancy Lampton, Eileen A. Moran and David J. Vitale

Class II Nominee: Francis E. Jeffries

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the

“Exceptions” box and write that nominee’s name in the space provided below.)

To change your address, please mark this box. ☐

*Exceptions	To include any comments, please mark this box.☐

2a.	Proposal to amend the Fund’s fundamental investment restrictions to allow the Fund to borrow money to the full extent permitted by the Investment Company Act of 1940 and related SEC rules, interpretations and modifications:

FOR            ☐                            AGAINST              ☐                            ABSTAIN              ☐

2b.	Proposal to amend the Fund’s fundamental investment restrictions to allow the Fund to issue senior securities to the full extent permitted by the Investment Company Act of 1940 and related SEC rules, interpretations and modifications:

FOR            ☐                            AGAINST              ☐                            ABSTAIN              ☐

SCAN LINE

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date	Share Owner sign here	Co-Owner sign here